                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                        Date of Report: August 21, 2000


                        THE McGRAW-HILL COMPANIES, INC.

            (Exact Name of Registrant as specified in its charter)


     New York                    1-1023                  13-1026995
     --------                    ------                  ----------
     (State or other             (Commission             (IRS Employer
     jurisdiction of             File No.)               Identification No.)
     incorporation or
     organization)



             1221 Avenue of the Americas, New York, New York 10020
             -----------------------------------------------------
             (Address of Principal Executive Offices)   (Zip Code)


                                (212) 512-2564
                                --------------
             (Registrant's telephone number, including area code)
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     Item 5.  Other Events
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     On August 15, 2000, the Registrant entered into a $625,000,000 364-Day
Credit Agreement and a $625,000,000 Five-Year Credit Agreement, each dated as of August 15, 2000, among the Registrant, the lenders listed therein, and The Chase Manhattan Bank, as administrative agent. These Credit Agreements replace the prior $800 million credit agreement dated as of February 13, 1997, which prior credit agreement was terminated as of August 15, 2000.

                                       2
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     Item 7.  Exhibits
              --------
     (10.1) 364-Day Credit Agreement dated as of August 15, 2000 among the Registrant, the lenders listed therein, and The Chase Manhattan Bank, as administrative agent.

     (10.2) Five-Year Agreement dated as of August 15, 2000 among the Registrant, the lenders listed therein, and The Chase Manhattan Bank, as administrative agent.

                                       3
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE McGRAW-HILL COMPANIES, INC.



                                        By:   /s/ Kenneth M. Vittor
                                              ----------------------------
                                              Kenneth M. Vittor
                                              Executive Vice President and
                                              General Counsel



Date: August 21, 2000